UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2004

                               NORDSON CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                      OHIO
         --------------------------------------------------------------
         (State or other jurisdiction of incorporation or organization)

         0-7977                                          34-0590250
------------------------                    ------------------------------------
(Commission file number)                    (I.R.S. Employer Identification No.)

                       28601 Clemens Road, Westlake, Ohio
                    ----------------------------------------
                    (Address of principal executive offices)

                                      44145
                                   ----------
                                   (Zip Code)

                                 (440) 892-1580
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      c.)   Exhibits

            Press release of Nordson Corporation dated February 25, 2004.

Item 12. Results of Operations and Financial Condition

On February 25, 2004, Nordson Corporation issued a press release relating to its results of operations for the first quarter of 2004. A copy is attached as
Exhibit 99.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 25, 2004           Nordson Corporation

                                  By:  /s/ Peter S. Hellman
                                       -----------------------------------------
                                       Executive Vice President, Chief Financial
                                       and Administrative Officer


                                  And: /s/ Nicholas D. Pellecchia
                                       -----------------------------------------
                                       Vice President, Finance and Controller


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

                                    Form 8-K
                                  Exhibit Index

Exhibit
Number
-------

99          Press release of Nordson Corporation dated as of February 25, 2004.


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